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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 16, 1999
Date of Report (Date of
earliest event reported August 26, 1999)

                            THE COSMETIC CENTER, INC.
             (Exact name of registrant as specified in its charter)

                           COMMISSION FILE NO. 0-14756

           DELAWARE                                  52-1266697
(State or other jurisdiction of           (IRS Employer Identification No.)
incorporation or jurisdiction)

8700 ROBERT FULTON DRIVE
COLUMBIA, MARYLAND                    21046
(Address of principal               (Zip Code)
executive offices)

                                 (301) 497-6800
               Registrant's telephone number, including area code:

--------------------------------------------------------------------------------
         (Former names or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

As previously reported by The Cosmetic Center, Inc. (the "Company"), on April 16, 1999, the Company filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Bankruptcy Case No. 99-888 (PJW), a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. In accordance with its Chapter 11 reporting obligations, the Company filed its monthly operating report for the month ended July 1999 (the "Monthly Report") with the Office of the U.S. Trustee and the Bankruptcy Court on September 2, 1999. Portions of the Monthly Report are attached with this Current Report on Form 8-K as Exhibit 99.1. Due to the volume of supporting documents and the expense associated with the electronic filing of the Monthly Report in its entirety, certain underlying exhibits and attachments to the Monthly Report are not attached as part of Exhibit 99.1, but are available upon request from the Office of the United States Trustee, the Bankruptcy Court or the Company. In addition, the Company agrees that it will furnish copies of the omitted attachments to the Commission upon its request.

The Company is also reporting that Kevin Regan resigned as a director of the Company and as Chief Executive Officer of the Company effective August 26, 1999, leaving Gary Nacht as the sole director of the Company. Also effective August 26, 1999, Michael Sherman has been appointed as the new Chief Executive Officer of the Company and Oleg Ostrovsky has been appointed as an executive vice president of the Company.

On September 15, the Company disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.2 announcing that it had converted its Chapter 11 bankruptcy case into a Chapter 7 bankruptcy case and that a trustee will be appointed to administer the case on a going-forward basis.



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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

      Exhibits. The following exhibits are furnished as part of this report:

      Exhibit              Description
      -------              -----------

        99.1               Monthly Operating Report of The Cosmetic Center, Inc.
                           as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on September 2, 1999.

        99.2 Press Release dated September 15, 1999, issued by The Cosmetic Center, Inc.

FORWARD LOOKING STATEMENTS

      This Report contains forward-looking statements. The words, "believe", "expect", and "anticipate" and similar expressions identify such forwarding-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, those risk factors described in the Company's Form 10-K under the caption "Business Risk Factors". Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          THE COSMETIC CENTER, INC.


                                    By:   /s/ Michael Sherman
                                          -----------------------------------
                                          Name:  Michael Sherman
                                          Title: Chief Executive Officer

Dated: September 16, 1999
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                                  EXHIBIT INDEX

      Exhibit              Description
      -------              -----------

        99.1               Monthly Operating Report of The Cosmetic Center, Inc.
                           as filed with the Office of the U.S. Trustee and the United States Bankruptcy Court for the District of Delaware on September 2, 1999.

        99.2 Press Release dated September 15, 1999, issued by The Cosmetic Center, Inc.